As filed with the Securities and Exchange Commission on June 8, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21963

City National Rochdale High Yield Alternative Strategies Master Fund, LLC
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, NY 10022-6837
(Address of principal executive offices) (Zip code)

Michael Gozzillo
570 Lexington Avenue
New York, NY 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2015

Item 1. Reports to Stockholders.

City National Rochdale High Yield Alternative Strategies Fund LLC
City National Rochdale High Yield Alternative Strategies Fund TEI LLC
Annual Report
March 31, 2015

Dear Fellow Shareholders,

The City National Rochdale High Yield Alternative Strategies Fund LLC (“Taxable Fund”) and City National Rochdale High Yield Alternative Strategies Fund TEI LLC (“TEI Fund”), (collectively “RHYAS”) seek to diversify clients’ traditional stock and bond only portfolios through inclusion of alternative strategies focusing on the fixed income markets.  For the one year period ending March 31, 2015, the Taxable Fund returned +2.94% and the TEI Fund returned +2.93% net of fees and expenses.  The benchmark of this strategy comprises a 50% weight in the Barclays U.S. Corporate High Yield and a 50% weight in the Credit Suisse Leveraged Loan Index.  The strategy benchmark returned +2.43% over the previous year.  Year to date ended March 31, 2015, the Taxable Fund returned +1.55% and the TEI Fund returned +1.56% net of fees and expenses, with the benchmark returning +2.30% over the same period.

The performance over the past year has produced good, but not spectacular results for the shareholders of the City National Rochdale High Yield Alternative Strategy.  Over the long term we expect this strategy to capture an illiquidity premium of 2-3% per year versus the benchmark, and while the fund did outperform the benchmark, the previous year was below our long term expectations.  This has been a very challenging time in the High Yield and Leveraged Loan space, with many indices and managers producing negative returns.  The first quarter of 2015 delivered mixed results amongst our managers.  There were a few instances where our managers had periods of negative returns, but we see these as mostly “mark to market” situations where value will be realized.  Specifically, an Energy exposure in one manager, and an adjustment in Private Mortgage Insurance rules had negative impacts on the portfolio.  Again, in both situations, we have already seen opportunistic buying and we have observed the beginning of a rebound in impacted assets.

The investment objective of the Fund is to focus on unique investment opportunities in less liquid Fixed Income instruments, typically unavailable in a mutual fund structure.  Specifically, the Fund’s targeted investments include Collateralized Loan Obligations, Residential Mortgage Backed Securities and Distressed Debt/Asset Backed Securities.  As we orient the strategy to capture attractive opportunities in yield based asset classes, our focus is on a limited set of managers who target greater risk adjusted returns through unique opportunities.  We believe the strategy can complement an existing portfolio in one of two ways: first, as a fixed income replacement providing higher return from yields than traditional fixed income with commensurately higher volatility, and second, as a supplement to a portion of an equity allocation with similar volatility expectations.  The Fund can serve as a risk stabilizer

570 Lexington Ave. New York, NY 10022-6937   |  (T) 212-702-3500   | www.cnr.com

(reducing overall equity exposure) or a return enhancer (reducing overall fixed income exposure), while providing greater asset class diversification in either instance.

Outlook

The U.S. economy remains on a positive track, with modest but steady growth continuing in 2015.  Underlying economic fundamentals remain strong and we continue to expect that better growth will materialize in the quarters ahead.  The Federal Reserve is expected to begin raising rates in 2015 and is likely to give the market plenty of notice before lift off.  Macroeconomic fundamentals in the U.S. should be generally supportive of credit risk and dampen defaults through the rest of the year.  The combination of modest economic growth and low interest rates should keep default rates from rising meaningfully in 2015.  The portfolio has allocated to Europe over the past year, where dislocation has created opportunities in the bank loan market.

We are not sure when, but when rates inevitably do rise, we view this portfolio to be well positioned to adapt.  The portfolio consists of Fixed Income based asset classes that are less sensitive to rising rates and more dependent on the macroeconomic landscape.  We do believe there will continue to be bouts of volatility in the High Yield market over the next 12 months, and we see the managers taking advantage of this potential volatility.  For those investors willing to take on the higher risk for higher return, we believe City National Rochdale High Yield Alternative Strategies Fund is an appropriate addition to client portfolios, relative to Core Fixed Income.  Again, many of the managers in this strategy have structured the investment to benefit from a rising rate environment through re-investment opportunities, or themes based on valuation of distressed assets.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF®
Chief Executive Officer & President
City National Rochdale LLC

Important Disclosures

The performance returns presented may contain figures estimated by the underlying manager which, if subsequently revised by the underlying manager, may change the returns indicated for the applicable period.

The unsubsidized total annual fund operating expense ratio for the City National Rochdale High Yield Alternative Strategies Fund and the City National Rochdale High Yield Alternative Strategies Fund TEI is 2.37%. Cumulative Return at POP (Public Offering Price, reflecting maximum front end sales charge

570 Lexington Ave. New York, NY 10022-6937   |  (T) 212-702-3500   | www.cnr.com

2.00%) since inception of July 1, 2007 for the City National Rochdale High Yield Alternative Strategies Fund and the City National Rochdale High Yield Alternative Strategies Fund TEI is -2.08% and -3.00%, respectively. Performance quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888.

An investor should consider carefully the Funds’ investment objectives, risks, charges, and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888. Please read it carefully before investing. RIM Securities LLC, the affiliated broker dealer for City National Rochdale LLC, 570 Lexington Avenue, New York, NY 10022.

The views expressed herein represent the opinions of City National Rochdale LLC and are subject to change without notice at anytime. This information should not in any way be construed to be investment, financial, tax, or legal advice or other professional advice or service, and should not be relied on in making any investment or other decisions.  Hedge fund investments are speculative and may entail substantial risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability.  Short sales may increase volatility and potential for loss. As with all investments, there is no guarantee that investment objectives will be met.

City National Rochdale LLC, its affiliated companies, or their respective shareholders, directors, officers and/or employees may have long or short positions in the securities discussed herein.

570 Lexington Ave. New York, NY 10022-6937   |  (T) 212-702-3500   | www.cnr.com

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Statements

March 31, 2015

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Statements

March 31, 2015

TABLE OF CONTENTS
Page

Report of Independent Registered Public Accounting Firm	1

Financial Statements
Statement of Assets, Liabilities and Members' Capital	2
Statement of Operations	3
Statements of Changes in Members' Capital	4
Statement of Cash Flows	5
Schedule of Investments	6 - 7
Strategy Allocation Breakdown	8
Notes to Financial Statements	9 - 18
Financial Highlights	19

Director and Officer Information
Additional Information

Report of Independent Registered Public Accounting Firm

The Managing Member and the Board of Directors of
City National Rochdale High Yield Alternative Strategies Master Fund LLC

We have audited the accompanying statement of assets, liabilities and members' capital of City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Fund”), including the schedule of investments, as of March 31, 2015, the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for the years ended March 31, 2015 and 2014, and the financial highlights for the years ended March 31 2015, 2014, 2013, 2012 and 2011. These financial statements and financial highlights are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of cash and investments as of March 31, 2015, by correspondence with the custodian and investment managers, respectively, or by other appropriate auditing procedures where replies from investment managers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2015 and the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for the years ended March 31, 2015 and 2014 and the financial highlights for the years ended March 31, 2015, 2014, 2013, 2012 and 2011, in conformity with accounting principles generally accepted in the United States of America.

A Division of O’Connor Davies, LLP

New York, New York
May 27, 2015

PKF O’CONNOR DAVIES, a division of O’CONNOR DAVIES, LLP
665 Fifth Avenue, New York, NY 10022 I Tel: 212.867.8000 I Fax: 212.687.4346 I www.odpkf.com

O’Connor Davies, LLP is a member firm of the PKF International Limited network of legally independent firms and does not accept any responsibility or liability for the actions or inactions on the part of any other individual member firm or firms.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Assets, Liabilities and Members' Capital

March 31, 2015

ASSETS
Investments, at fair value (cost $32,391,257)	$36,722,458
Receivable for fund investments sold	284,476
Interest receivable	8

Total Assets	37,006,942

LIABILITIES AND MEMBERS' CAPITAL
Liabilities
Management fees payable	37,932
Contributions received in advance	75,000
Professional fees payable	57,480
Directors' fees payable	4,017
Accrued expenses and other liabilities	34,046

Total Liabilities	208,475

Total Members' Capital	$36,798,467

The accompanying notes are an integral part of these financial statements

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Operations

Year Ended March 31, 2015

INVESTMENT INCOME
Interest income	$130

Investment Income	130

EXPENSES
Management fees (see Note 4)	453,997
Administration fees	103,204
Professional fees	98,281
Directors' fees	9,220
Custody fees	6,513
Other expenses	2,762

Total Expenses	673,977

Net Investment Loss	(673,847)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investments	1,300,929
Net change in unrealized appreciation/depreciation on investments	580,749

Net Realized and Unrealized Gain on Investments	1,881,678

Net Increase in Members' Capital Resulting from Operations	$1,207,831

The accompanying notes are an integral part of these financial statements

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statements of Changes in Members' Capital

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
FROM OPERATIONS

Net investment loss	$(673,847)	$(630,647)
Net realized gain (loss) on investments	1,300,929	538,923
Net change in unrealized appreciation/depreciation on investments	580,749	1,791,755

Net Increase in Members' Capital Resulting From Operations	1,207,831	1,700,031

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS' CAPITAL

Proceeds from sales of members' interests (see Note 2)	889,609	8,031,329

Total Increase in Members' Capital	2,097,440	9,731,360

MEMBERS' CAPITAL

Beginning of year	34,701,027	24,969,667

End of year	$36,798,467	$34,701,027

The accompanying notes are an integral part of these financial statements

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Cash Flows

Year Ended March 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$1,207,831

Adjustments to reconcile net increase in members' capital
resulting from operations to net cash from operating activities:
Purchases of investments	(10,371,241)
Sales of investments	6,849,808
Purchases of money market fund	(21,267,695)
Sales of money market fund	25,007,212
Net change in unrealized appreciation/depreciation on investments	(580,749)
Net realized gain on investments	(1,300,929)

Change in Operating Assets and Liabilities:
Receivable for fund investments sold	(267,222)
Interest receivable	17
Prepaid expenses	30
Management fees payable	(33,748)
Contributions received in advance	(125,000)
Directors' fees payable	4,017
Professional fees payable	3,794
Accrued expenses and other liabilities	(15,734)

Net Cash used in Operating Acivities	(889,609)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' interests	889,609

Net Cash used in Financing Activities	889,609

Net Change in Cash and Cash Equivalents	-

CASH AND CASH EQUIVALENTS
Beginning of year	-

End of year	-

The accompanying notes are an integral part of these financial statements

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments

March 31, 2015

				Redemptions
	Percentage of Members' Capital	Cost	Fair Value	Frequency	Notice Period # of Days
Long-Term Investment Funds: 1
High Yield/Credit:
Canyon Value Realization Fund, LP - Series L	18.0%	$5,250,000	$6,610,131	Annually	100
GoldenTree Partners LP	18.3	5,121,913	6,740,979	Quarterly	90
	36.3	10,371,913	13,351,110

Structured Credit - CLO:
Alcentra Structured Credit Opportunity Fund I	5.6	2,021,648	2,070,665	Quarterly	90
Alcentra Structured Credit Opportunity Fund II	8.8	3,232,315	3,286,982	Quarterly	90
Great Lakes III, LP	25.0	9,048,376	9,189,971	Quarterly	90
	39.4	14,302,339	14,547,618

Structured Credit - Mortgages:
Midway Market Neutral Fund LLC	17.0	5,550,000	6,246,478	Monthly	90
	17.0	5,550,000	6,246,478

Liquidating Positions:
Bennelong Asia Pacific Multi Strategy Equity Fund, LP - Class S 2	0.2	152,638	78,673	**	**
Brencourt SP Fund, LP 2	0.6	106,864	227,237	**	**
CamCap Resources, LP 2	0.0	17,257	810	**	**
Caxton Global Investments (USA) LLC 2	0.1	12,257	21,396	**	**
GoldenTree Partners LP 2	2.3	344,572	840,577	**	**
King Street Capital LP 2	0.1	10,908	25,934	**	**
Polygon Recovery Fund, LP	0.3	224,721	99,148	*	*
Stark Select Asset Fund LLC 2	0.1	63,540	49,229	**	**
	3.7	932,757	1,343,004
Total Long-Term Investment Funds:	96.4	31,157,009	35,488,210

Short-Term Investment:
Money Market Fund:
First American Government Obligations Fund, 0.01% 3	3.4	1,234,248	1,234,248

Total Investments	99.8%	$32,391,257	$36,722,458

1 All investments are non-income producing.
2 Remaining value represents side pocket interests.
3 7-Day Yield.

* Redemption restrictions exist for Hedge Funds whereby the Hedge Fund Managers may suspend redemption either in their sole discretion or other factors.  Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.  Redemptions are currently suspended for the Polygon Recovery Fund, LP, a portfolio comprised of an exchange listed, but thinly traded security and several private equity holdings.

** Special Investments have been established for Bennelong Asia Pacific Multi Strategy Equity Fund, LP - Class S, Brencourt SP Fund, LP, CamCap Resources, LP, Caxton Global Investments (USA) LLC LP, GoldenTree Partners LP, King Street Capital LP, and Stark Select Asset Fund LLC.  These investments are long-term and illiquid.

The investments in Hedge Funds shown above, representing 96.4% of net assets, have been fair valued in accordance with procedures established by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments

March 31, 2015, Continued

High Yield / Credit. The credit strategy involves investing in the securities of companies that are non-investment grade, high yield and or distressed. Often, a corporate event results in the re-pricing of these securities, which may lead to profits. A non-investment grade bond generally has a Standard & Poor's rating of lower than BBB- or a Moody's rating lower than Baa3. In the event of a corporate event such as bankruptcy or default, bonds that rank higher in the capital structure of the issuers, such as first lien bank loan or a senior secured bond have priority over other bonds deemed junior in ranking in the capital structure. The distressed and high-yield sub-strategy involves investing in the securities (bank loans and bonds) of companies experiencing financial or operational difficulties or otherwise having below investment grade credit ratings. These securities may trade at substantial discounts to par value, because, in part, certain classes of investors who cannot hold non-investment grade, high yield or distressed bonds are forced to sell at discounted prices. Profits are made based on two kinds of mispricings: (1) fundamental or intrinsic value, and (2) relative value between comparable securities. Hedge Fund Managers may also take long/short positions throughout the capital structure of leveraged companies to implement a negative or positive credit view in the marketplace with the intention to offer better risk adjusted returns than being outright long or short the market.

Structured Credit. Structured credit strategy invests in stressed/distressed non-corporate fixed income asset classes in non-traditional markets such as residential real estate, commercial real estate and asset backed lending that have become distressed and/or undergoing structural changes, with anticipated improvement in the fundamental value of the underlying asset. Economic downturns and fundamental uncertainties can cause forced selling of securitized assets associated with such markets. In general, profits are made by identifying and investing in securities priced significantly below their intrinsic values where the strategy can maximize long-term capital appreciation from earning interest income and cash flows from current amortizing principal payments, cash flows from liquidations and from the fundamental appreciation of the underlying assets. Investing in structured credit requires deep fundamental analysis of the underlying assets and the behavior of the borrowers. Managers may invest in structured credit securities at deep discounts to fair value. Profits are realized as these securities converge to or above fair value with fundamental improvements in underlying borrowers, assets or improved technical behavior. Typically, structured credit managers will take positions in both agency and non-agency RMBS, CMBS, CLO, and other consumer and commercial loan ABS. At times, the strategy may also entail positions in other income generating assets such as life settlements and annuities, trade finance, legal settlements, whole loans, etc.

Liquidating Positions. Liquidating positions from former investment strategies remain in the Fund due to redemption restrictions placed on them by Hedge Fund Managers either at their sole discretion or for other factors. Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

March 31, 2015

Strategy Allocation Breakdown
(as a % of total investments)

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2015

1.	Organization

City National Rochdale High Yield Alternative Strategies Master Fund LLC (the "Master Fund") is a closed-end, non-diversified management investment company that was organized as a limited liability company under the laws of the State of Delaware on September 11, 2006 and serves as a master fund in a master feeder structure. City National Rochdale High Yield Alternative Strategies Fund LLC and City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “Feeder Funds”) serve as the feeder funds in the master feeder structure.  Interests in the Master Fund are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").  Investments in the Master Fund may be made only by U.S. and foreign investment companies, common or commingled trust funds, organizations or trusts described in Sections 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended, or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. The Master Fund is a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

City National Rochdale, LLC (the “Manager” or "Adviser"), is the investment adviser to the Master Fund.  The Manager delegates sub-investment advisory responsibilities to PineBridge Investments LLC (the “Sub-Adviser”) with respect to the Master Fund.

The Master Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds (“Hedge Funds" or "Investment Funds”), thatpursue a variety of high yield income generating strategies.

The Master Fund’s investment objective is to generate income from investments in higher yielding investments with lower credit quality and higher volatility than investment grade fixed income securities. “Lower credit quality” in this objective means investments rated below BBB, and “higher volatility” means the fluctuations in principal will be greater than the fluctuations in price associated with investment grade fixed income securities. Under normal circumstances, at least 80% of the Master Fund’s total assets will be invested either directly, or indirectly through Private Funds, in a variety of high yield income generating investments.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2015

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Investments Valuation

Investments are carried at fair value.  The fair value of alternative investments has been estimated using the Net Asset Value (“NAV”) as reported by the management of the respective alternative investment fund.  Financial Accounting Standards Board (FASB) guidance provides for the use of NAV as a “Practical Expedient” for estimating fair value of alternative investments.  NAV reported by each alternative investment fund is used as a practical expedient to estimate the fair value of the Master Fund’s interest therein and their classification within Level 2 or 3 is based on the Master Fund’s ability to redeem its interest in the near term and liquidate the underlying portfolios.

Investments in Investment Funds are stated and recorded at fair value as determined in good faith by the Fair Value Committee in accordance with US GAAP.  The Master Fund uses the NAV as reported by the Hedge Fund Managers, as a practical expedient, to determine the fair value of all the investments in Investment Funds which (a) do not have a readily determinable fair value and (b) either have the attributes of an investment company or prepare their financial statements consistent with the measurement principles of an investment company.  Such values generally represent the Master Fund's proportionate share of the net assets of the Investment Funds as reported by the Hedge Fund Managers.  Accordingly, the value of the investments in Investment Funds are generally increased by additional contributions to the Investment Funds and the Master Fund's share of net earnings from the Investment Funds, and decreased by distributions from the Investment Funds and the Master Fund's share of net losses from the Investment Funds.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2015

2.	Significant Accounting Policies (continued)

Investment Valuations (continued)

The Sub-Adviser reviews the details of the reported information obtained from the Hedge Fund Managers and considers: (i) the measurement date of the NAV provided, (ii) the basis of accounting and, (iii) in instances where the basis of accounting is other than fair value, fair valuation information provided by the Hedge Fund Managers.  The Sub-Adviser may make adjustments to the NAV of various Investment Funds to obtain the best estimate of fair value, which is consistent with the measurement principles of an investment company. Any determinations made by the Sub-Adviser will be reviewed and approved by the Adviser’s Fair-Value Committee, which has been designated by the Board to make all necessary fair value determinations.

The Master Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Fair Value Measurements

The Master Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2015

2.	Significant Accounting Policies (continued)

Fair Value Measurements (continued)

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.  See Note 3 – Investments.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized and unrealized gains and losses are included in the determination of income.

Fund Expenses

The expenses of the Master Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; management fees; an incentive fee; costs of computing the Master Fund's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and officers; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board.

Income Taxes

The Master Fund’s tax year end is December 31.  The Master Fund is treated as a partnership for Federal income tax purposes.  Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund has adopted authoritative guidance on uncertain tax positions.  The Master Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect its liquidity or future cash flows.  As of March 31, 2015, the Master Fund’s tax years 2012 through 2014 remain open and subject to examination by relevant taxing authorities.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2015

2.	Significant Accounting Policies (continued)

Subsequent Events

The Master Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Master Fund’s related events and transactions through the date the financial statements were available to be issued and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Capital Accounts

Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of Members as of the last day of each month in accordance with Members' respective investment percentages of the Master Fund.  Net profits or net losses are measured as the net change in the value of the net assets of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

Prior to the end of each quarter and year end, the Master Fund receives Member contributions with an effective subscription date of the first day of the following month.

The Master Fund, in turn, makes contributions to certain Hedge Funds, which have effective subscription dates of the first day of the following month.  These amounts are reported as "Contributions received in advance" and "Investments made in advance", respectively.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2015

3.	Investments

The following are the classes of investments grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis at March 31, 2015. The alternative investments below were valued using the practical expedient:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Alternative Investments:
High Yield/Credit	$-	$-	$13,351,110	$13,351,110
Structured Credit - CLO	-	-	14,547,618	14,547,618
Structured Credit - Mortgages	-	-	6,246,478	6,246,478
Liquidating Positions	-	-	1,343,004	1,343,004
Total Alternative Investments	-	-	35,488,210	35,488,210

Short-Term Investment	1,234,248	-	-	1,234,248

Total Investments	$1,234,248	$-	$35,488,210	$36,722,458

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

The following is a reconciliation of the beginning and ending balances for Level 3 investments during the year ended March 31, 2015:

Alternative Investments

Balance, March 31, 2014	$30,085,099

Total Realized Gains/(Losses)	1,300,929
Change in Unrealized Gains/Losses	580,749
Purchases	10,371,241
Sales	(6,849,808)

Balance, March 31, 2015	$35,488,210

Net unrealized gains relating to Level 3 alternative investments still held at March 31, 2015 amounted to $4,331,201.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2015

4.	Commitments and Other Related Party Transactions

Management and Incentive Fees

Under the supervision of the Master Fund’s Board and pursuant to an investment management agreement (“Investment Management Agreement”), City National Rochdale LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, serves as the Manager for the Master Fund.  The Manager is authorized, subject to the approval of the Master Fund’s Board, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Manager to the Master Fund or to assist in providing these services.

The Manager has engaged the Sub-Adviser to provide sub-investment advisory services.  The Sub-Adviser has investment discretion to manage the assets of the Master Fund and is responsible for identifying prospective Hedge Funds, performing due diligence and review of those Hedge Funds and their Hedge Fund Managers, selecting Hedge Funds, allocating and reallocating the Master Fund’s assets among Hedge Funds, and providing risk management services, subject to the general supervision of the Manager.

The investment management fee is shared by the Manager and the Sub-Adviser. The Master Fund pays the Manager an investment management fee at an annual rate equal to 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Master Fund of Member interests. The investment management fee is accrued monthly. The investment management fee is paid to the Manager out of the Master Fund’s assets.

The Manager pays a fee to the Sub-Adviser at a rate equal to 40% of the amount of the fee earned by the Manager pursuant to the Sub-Investment Advisory Agreement.

The Sub-Adviser is entitled to receive a performance-based incentive fee equal to 10% of each Member’s net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the non-cumulative “Preferred Return,” subject to reduction of that excess for prior losses that have not been previously offset against net profits (the “Incentive Fee”). The Incentive Fee is calculated and paid at the Feeder Fund level. The Incentive Fee is accrued monthly and is generally payable annually on a calendar year basis.  The Preferred Return is a non-cumulative, annual return equal to the weighted average returns of a composite benchmark consisting of 50% of the Barclays Capital U.S. Corporate High Yield Index (Total Return) and 50% of the Credit Suisse Institutional Leveraged Loan Index.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2015

4.	Commitments and Other Related Party Transactions (continued)

Administration Fee

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Members of the Feeder Funds; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee from the Master Fund at an annual rate of 0.12% for the first $150 million, 0.10% for the next $150 million and 0.08% thereafter of average net assets, with a minimum annual fee of $100,000.

Expense Reimbursement

The Manager has contractually agreed to waive and/or reimburse the Master Fund’s expenses to the extent needed to limit the Master Fund’s annual operating expenses combined with the annual operating expenses of the Feeder Funds to 2.25% of net assets for each Feeder Fund.  To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed.  A Feeder Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time these payments are proposed.

The following is a schedule of when fees may be recouped by the Manager with respect to the Feeder Funds:

City National Rochdale High Yield Alternative Strategies Fund LLC	City National Rochdale High Yield Alternative Strategies Fund TEI LLC	Expiration

$51,220	$28,139	March 31, 2016
111,311	139,734	March 31, 2017
8,893	10,803	March 31, 2018
$171,424	$178,676

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the Feeder Funds.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2015

5.	Investment Risks and Uncertainties

Alternative Investments consist of non-traditional, not readily marketable investments, some of which may be structured as offshore limited partnerships, venture capital funds, hedge funds, private equity funds and common trust funds.  The underlying investments of such funds, whether invested in stock or other securities, are generally not currently traded in a public market and typically are subject to restrictions on resale.  Values determined by investment managers and general partners of underlying securities that are thinly traded or not traded in an active market may be based on historical cost, appraisals, a review of the investees’ financial results, financial condition and prospects, together with comparisons to similar companies for which quoted market prices are available or other estimates that require varying degrees of judgment.

Investments are carried at fair value provided by the respective alternative investment’s management.  Because of the inherent uncertainty of valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market for such investments existed or had such investments been liquidated, and those differences could be material.

6.	Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Hedge Funds that are not registered under the 1940 Act and invest in and actively traded securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks.  These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return.  As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Hedge Funds' net asset value.

Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

Redemption restrictions exist for Hedge Funds whereby the Hedge Fund Managers may suspend redemption either in their sole discretion or other factors.  Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.

Redemptions are currently restricted for certain Hedge Funds with a fair value at March 31, 2015 aggregating $1,343,004 as noted in the Schedule of Investments.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2015

6.	Concentration, Liquidity and Off-Balance Sheet Risk (continued)

In the normal course of business, the Hedge Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts.  The Master Fund's risk of loss in these Hedge Funds is limited to the value of its own investments reported in these financial statements by the Master
Fund.  The Master Fund itself does not invest directly in securities with off-balance sheet risk.

7.	Investment Transactions

For the year ended March 31, 2015 (excluding short-term securities), the aggregate purchases of investments were $10,371,241 and sales of investments were $6,849,808.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011

TOTAL RETURN - NET	3.39%	5.01%	(0.58%)	(4.08%)	7.32%

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$36,798	$34,701	$24,970	$55,669	$58,990

Portfolio Turnover	20.10%	23.29%	7.98%	13.27%	20.32%

Ratio of Net Investment
Loss to Average Net Assets	(1.86%)	(2.14%)	(1.79%)	(1.66%)	(1.67%)

Ratio of Expenses to
Average Net Assets	1.86%	2.14%	1.79%	1.67%	1.68%

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Master Fund returns based on the timing of capital transactions.

Total returns do not include the effect of any sales load.

The ratios of expenses to average net assets do not include expenses of the Hedge Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole.  The computation of such ratios based on the amount of expenses assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

The ratios above do not include the proportionate share of income or loss from their investments in other funds.

The accompanying notes are an integral part of these financial statements

See Report of Independent Registered Public Accounting Firm

* * * * * *

CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES MASTER FUND LLC

DIRECTOR AND OFFICER INFORMATION AS OF MAY 29, 2015

The Directors of the Fund, who were elected by the shareholders of the Fund, are responsible for the overall management of the Fund, including, general supervision and review of the investment activities of the Fund. The Directors, in turn, elect the officers of the Fund, who are responsible for administering the day to day operations of the Fund. The current Directors and Officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-866-209-1967.

Affiliated Board Members and Officers of the Fund
			Term of		Number of	Other
	Position(s)		Office		Funds in Fund	Directorships
	Held with		and Length of	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund		Time Served	During the Past Five Years	by Director	Director 1

Affiliated Board Members

	Andrew S. Clare	Board Member	Through December 31, 2020;	Attorney and Partner, Loeb & Loeb LLP, a law	21	*
	570 Lexington Avenue		Board Member since	firm (1972 – present).
	New York, NY 10022		March 2013
Year of Birth: 1945

Officers of the Fund

Garrett R. D'Alessandro	President	Since Inception	President, Chief Executive Officer and Co-Chief	N/A	N/A
570 Lexington Avenue	Chief Executive Officer		Investment Officer of City National Rochdale
New York, NY 10022			Investment Management, LLC.
Year of Birth: 1957

Kurt Hawkesworth	Secretary	Since 2010	Senior Executive Vice President, Chief Operating	N/A	N/A
570 Lexington Avenue			Officer and General Counsel of City National Rochdale
New York, NY 10022			Investment Management, LLC.
Year of Birth: 1971

Greg Francoeur	Treasurer	Since March 2015	Senior Vice President, Segment Finance Manager,	N/A	N/A
570 Lexington Avenue	Chief Financial Officer		City National Bank, Los Angeles, CA
New York, NY 10022
Year of Birth: 1971

Mitchell Cepler	Assistant Treasurer	Since March 2015	Group Finance Manager, City National Rochdale	N/A	N/A
570 Lexington Avenue	Deputy Chief Financial		(2011 – present), Manager, Financial Planning
New York, NY 10022	Officer		and Analysis, ESP Technologies Corporation
Year of Birth: 1982			(2008 – 2011).

Michael Gozzillo	Chief Compliance	Since May 2013	Senior Vice President and Chief Compliance	N/A	N/A
570 Lexington Avenue	Officer Anti-Money		Officer of City National Rochdale Investment
New York, NY 10022	Laundering Officer		Management, LLC; Chief Compliance Officer of
Year of Birth: 1965			CNI Charter Funds (2012 - present); Director
and Compliance Officer of TIAA-CREF; Chief
Compliance Officer of TIAA-CREF Life Insurance
Separate Accounts (2008 - 2012).

CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES MASTER FUND LLC

DIRECTOR AND OFFICER INFORMATION AS OF MAY 29, 2015, Continued

Independent Board Members
		Term of		Number of	Other
	Position(s)	Office		Funds in Fund	Directorships
	Held with	and Length of	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund	Time Served	During the Past Five Years	by Director	Director 1

Irwin G. Barnet, Esq. 2	Board Member	Through December 31, 2015;	Retired (May 2014 – present).	21	*
570 Lexington Avenue	Chairman	Board Member since	Attorney and of counsel, Reed Smith LLP, a
New York, NY 10022		March 2013 and	law firm (2009 – April 2014); Partner, Reed Smith
Year of Birth: 1938		Chairman since May 2013	LLP (2003 – 2008); Attorney and principal,
Crosby, Heafey, Roach & May P.C., a law firm
(2000 – 2002); Attorney and principal, Sanders,
Barnet, Goldman, Simons & Mosk, a law firm
(1980 – 2000).

Jon C. Hunt	Board Member	Ten years from election;	Retired (March 2013 – present).	21	*
570 Lexington Avenue		Board Member since	Consultant to Management (2012 – present),		Nuveen Commodities Asset
New York, NY 10022		March 2013	Chief Operating Officer (1998 – 2012), Director		Management, member of
Year of Birth: 1951			(2003 –2012), Convergent Capital Management		Independent Committee
			LLC (investment management holding company);		(2012 – present); Advisor's
			Director, AMBS Investment Management, LLC		Inner Circle Fund III
			(1998 – present); SKBA Capital Management,		(February 2014 – present);
			LLC (1998 – 2011); Mid-Continent Capital		O’Connor EQUUS (May
			Management LLC (2006 – 2012); Clifford		2014 - present); Winton
			Swan Investment Capital LLC (2000 – 2011);		Series Trust and Winton
			Convergent Wealth Advisors, LLC (2006 –		Diversified Opportunities
			2011); Independence Investments, LLC		Fund, Lead Independent
			(2006 – 2009); and Lee Munder Capital		Trustee (January 2015 -
			Group, LLC (2009 – 2012).		present).

	Daniel A. Hanwacker, Sr.	Board Member	Ten years from election;	CEO and President, Hanwacker Associates,	21	*
	570 Lexington Avenue		Board Member since	Inc. (asset management consulting and
	New York, NY 10022		June 2011	executive search services) (2001 – present). Managing
	Year of Birth: 1951			Director - Asset Management, Putnam Lovell Securities
(2000 – 2001). Co-Founding Partner, Constellation
Financial Management, Co., LLC (1995 – 2000)

	Vernon C. Kozlen	Board Member	Through December 31, 2018;	Retired (2007 – present). President and Chief	21	*
	570 Lexington Avenue		Board Member since	Executive Officer, City National Rochdale Funds		Windermere Jupiter Fund,
	New York, NY 10022		March 2013	(2000 –2007); Executive Vice President and		LLC, CMS/Ironwood
	Year of Birth: 1943			Director of Asset Management Development,		Multi-Strategy
				CNB (1996 – 2007); Director, Reed, Conner &		Fund LLC,CMS/Barlow
				Birdwell LLC (2000-2007) and Convergent Capital		Long-Short
Management, LLC (2003 – 2007); Chairman of
the Board, CNAM (2001 – 2005); Chairman of
the Board, City National Securities, Inc. (1999 –
2005); Director, CNAM (2001 – 2006), and
City National Securities, Inc. (1999 – 2006).

	Jay C. Nadel	Board Member	Ten years from election;	Financial Services Consultant (2005 – present).	21	*
	570 Lexington Avenue		Board Member since	Executive Vice President, Bank of New York		Lapolla Industries,
	New York, NY 10022		June 2011	Broker-Dealer and Member of the Operating		Inc. (2007 - present)
	Year of Birth: 1958			Committee (2002 - 2004). Weiss, Peck &
Greer, Partner, Managing Director and Chair
of the Operations Committee (1986 – 2001).

	James Wolford 3	Board Member	Ten years from election;	Chief Executive Officer of Corinthian Development	21	*
	570 Lexington Avenue		Board Member since	Company (December 2013 – present). President, Chief
	New York, NY 10022		March 2013	Operating Officer and Chief Financial Officer, Thompson
	Year of Birth: 1954			National Properties (March 2011 - December 2013).
Chief Financial Officer, Pacific Office Properties, a
real estate investment trust (April 2010-present);
Chief Financial Officer, Bixby Land Company, a real
estate company (2004-March 2010); Regional Financial
Officer, AIMCO, a real estate investment trust (2004).
Chief Financial Officer, DBM Group, a direct mail
marketing company (2001-2004); Senior Vice President
and Chief Operating Officer, Forecast Commercial
Real Estate Service, Inc. (2000-2001); Senior Vice
President and Chief Financial Officer, Bixby Ranch
Company (1985-2000).

1	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

2
During 2010, 2011 and 2012, Reed Smith LLP, of which Mr. Barnet is an attorney and of counsel, provided legal services to City National, the parent company of CNAM. In 2010, 2011 and 2012, the firm billed City National $391,192, $423,600 and $452,607, respectively, for these services. The other Independent Trustees have determined that Mr. Barnet should continue to be classified as a trustee who is not an “interested person” of the Fund, as defined in the 1940 Act, because Mr. Barnet was not involved with rendering any of these legal services to City National, and because Mr. Barnet’s interest in the fees billed by his firm to City National was insignificant.

3
Convergent Wealth Advisors, LLC, which is under common control with City National, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

4
Bixby Land Company (“Bixby”), of which Mr. Wolford was the Chief Financial Officer until March 31, 2010, had obtained various loans from City National. The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a trustee who is not an “interested person” of the Fund, as defined in the 1940 Act, because City National’s existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

*
Includes CNI Charter Funds, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, Rochdale Royalty Rights Fund, and City National Rochdale Structured Claims Fixed Income Fund, LLC.

Additional Information

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended March 31, will be available (i) without charge, upon request, by calling 1-800-245-9888; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Master Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there are at least two audit committee financial experts serving on its audit committee.  Jay C. Nadel and Daniel A. Hanwacker are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$31,551	$31,551
Audit-Related Fees	$0	$0
Tax Fees	$7,299	$7,299
All Other Fees	$0	$2,350

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PKF O’Connor Davies, a division of O’Connor Davies, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2015	FYE 3/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	$7,299	$9,649
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the Fund invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of March 31, 2015:

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Thomas Ehrlein	Director- Portfolio & Alternative Analytics Group	Dec ’06 – Present	Vice-President-Manager Research & Analytics Oversees analytics and research processes of external managers of City National Rochdale LLC	Heads the team of investment professionals and is intricately involved in the firm’s day to day investment management and research work.

The following individuals at PineBridge Investments LLC (the “Sub-Adviser”) have primary responsibility for managing the Fund.

Steven Costabile, CFA: Mr. Costabile joined the firm in 2000 and is the Managing Director of PineBridge Investments’ Private Funds Group. Mr. Costabile brings his in-depth knowledge of private funds to PineBridge Investments and has played a significant role in the successful growth of four product lines: Pinestreet LLC (securitizations), PineStar (secondaries), PEP Programs (Equity), and Credit Opportunities funds. Mr. Costabile serves on the Developed Markets Fund Investment Committee, Secondaries Investment Committee, and Latin America and Asia Private Equity Investment Committee. His current responsibilities include overseeing all private funds’ investments in the developed and many emerging markets, as well as sourcing, due diligence, monitoring, product development, and marketing. Mr. Costabile’s private equity investing and valuation experience date back to 1990. Previously, from 1997 to 2000, Mr. Costabile was a Vice President at Credit Suisse First Boston (CSFB) in the Private Funds Group, with a focus on investments on behalf of CSFB and third-party investors. Prior to that, he was the Senior Investment Officer of Alternative Investments for the Commonwealth of Massachusetts and the Assistant Director of Venture Capital for the Commonwealth of Pennsylvania. In both positions, Mr. Costabile focused on private equity fund investments. He received both a BSBA and an MBA from Duquesne University. He is also a CFA charterholder and holds a Series 7 license.

Francis Owusu, CFA: Mr. Owusu joined the firm in 2008 and is responsible for sourcing, due diligence and monitoring of private credit funds, structured credit funds and also Africa-focused private equity funds. Prior to this, Mr. Owusu was the global strategy head for Credit and Event-Driven hedge funds in the Hedge Fund Strategies Group at Pinebridge. Prior to joining the firm, Mr. Owusu was a Director at Merrill Lynch (2006-2008), where he was responsible for Event-driven, Credit and Relative Value hedge fund strategies. Before that, he served as CIO/Portfolio Manager for Williams Capital Management (2005 to 2006).  Mr. Owusu also worked for Kenmar Advisory Group as Vice President (2003-2005) and was responsible for hedge fund manager due diligence.  Prior to Kenmar, Mr. Owusu spent 9 years at New York Life Insurance (1994 through 2003) in various capacities including fixed income portfolio analytics, fixed income trading (RMBS and Corporates), Derivatives trading and Structured Credit (CLO and CDO) transactions.  Mr. Owusu received a B.A degree from Dartmouth College, an M.S. degree in Electrical Engineering from Dartmouth College, and holds an M.B.A degree from Boston University. Mr. Owusu is a CFA charter holder.

Holdings

None of the portfolio managers of the Sub-Adviser listed above own shares of the City National Rochdale High Yield Alternative Strategies Master Fund LLC.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity Securities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
Thomas H. Ehrlein	1, $35 million	$0	0, $0	0, $0

Other Accounts Managed by the Portfolio Managers of the Sub-Adviser for the Master Fund.

The following table indicates the type (Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”)), number of accounts, and total assets of the accounts for which each Portfolio Manager of the Sub-Adviser had day-to-day responsibilities as of March 31, 2015.

		No. of Accounts	Market Value ($ millions)
Steven Costabile**	RIC
	Performance Fee
	OPI	11	3,000
	Performance Fee	11	3,000
	OA	4	2,300
	Performance Fee	4	2,300

Francis Owusu	RIC

	OPI	1	40

	OA

**Steven Costabile is the global head of the PineBridge Private Funds Group, products are often managed across the team as a group effort, given the deep bench of 26 professionals.

Mr. Ehrlein receives an annual salary established by City National Rochdale LLC (the “Manager”). Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. Ehrlein is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account.

Sub-Adviser Compensation Disclosure

Besides a base salary, which is consistent with regional market levels for the retention of superior staff, the Sub-Adviser’s investment professionals’ incentives are as follows:

Bonus compensation for investment professionals is based on a discretionary plan combined with the overall performance of the firm.

Portfolio managers are evaluated on the performance of the portfolios they manage compared to the relevant benchmarks. Research analysts are evaluated based on the value that their recommendations contribute to the performance of the portfolio.

CONFLICTS OF INTEREST

THE MANAGER, SUB-ADVISER AND THEIR AFFILIATES

The Manager, Sub-Adviser and their affiliates and their directors, officers,  employees or the independent members of the Sub-Adviser’s Asset and Strategy Allocation Committee (collectively, the “Advisory Affiliates”) carry on substantial investment activities for their own accounts and for, hedge funds, mutual funds, institutions, and individual clients (collectively, “Advisory Clients”). The Master Fund has no interest in these activities. The Manager, Sub-Adviser and their Advisory Affiliates will be engaged in substantial activities other than on behalf of the Master Fund and may have conflicts of interest (1) in allocating their time and activity between The Master Fund and such other activities and (2) in allocating investments among the Advisory Clients.

The Manager, the Sub-Adviser or another Advisory Affiliate may determine that an investment opportunity in a particular Hedge Fund is appropriate for an Advisory Client or for itself, but the Manager or the Sub-Adviser may determine that such investment opportunity is not appropriate for the Master Fund. Situations also may arise in which Advisory Affiliates or Advisory Clients have made investments that would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund. The investment activities of the Advisory Affiliates may disadvantage the Master Fund in certain situations if, among other reasons, the investment activities limit the Master Fund’s ability to invest in a particular investment vehicle or investment.

The Advisory Affiliates or Advisory Clients may have an interest in an account managed by, or enter into relationships with, a Hedge Fund Manager or its affiliates on terms, including fees and expenses, that are different than an interest in the Master Fund. The Manager, the Sub-Adviser and Advisory Affiliates may own securities of issuers that are also held by the Hedge Funds or by the Master Fund. However, in making investment decisions for the Master Fund, the Manager and the Sub-Adviser do not obtain or use material inside information acquired by any Advisory Affiliates in the course of purchasing such securities.

The Manager is a wholly-owned subsidiary of City National Bank and does not directly engage in administration and custody businesses with any Hedge Fund. In view of this, the Manager is of the opinion that it has fewer conflicts of interest within the Hedge Fund community and thus it is able to be relatively unbiased in supervising the Sub-Adviser’s selecting from a large pool of Hedge Funds.

Sub-Adviser Conflicts of Interest Disclosure

The Sub-Adviser aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the Sub-Adviser believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The Sub-Adviser also monitors a variety of areas, including compliance with guidelines of City National Rochdale High Yield Alternative Strategies Master Fund, LLC and other accounts it manages and compliance with the Sub-Adviser’s Code of Ethics. Furthermore, the Sub-Adviser’s management periodically reviews the performance of a portfolio manager. Although the Sub-Adviser does not track the time a portfolio manager spends on a single portfolio, the Sub-Adviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  City National Rochdale High Yield Alternative Strategies Master Fund LLC

By (Signature and Title)* /s/ Garrett R. D’Alessandro
                                                   Garrett R. D’Alessandro, President

Date    June 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Garrett R. D’Alessandro
                                                   Garrett R. D’Alessandro, President

Date    June 8, 2015

By (Signature and Title)* /s/ Greg Francoeur
                                                    Greg Francoeur, Treasurer

Date    June 8, 2015

* Print the name and title of each signing officer under his or her signature.